UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2021

NextGen Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40267	98-1576914
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2255 Glades Road, Suite 324A Boca Raton, FL	33431
(Address of principal executive offices)	(Zip Code)

(561) 208-8860

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	NGCAU	Nasdaq Capital Market
Class A ordinary shares, par value $0.0001 per share	NGCA	Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	NGCAC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Report.

On November 16, 2021, after consultation with Marcum LLP, the independent registered public accounting firm (the “Independent Accountants”) of NextGen Acquisition Corp. II (the “Company” or “NextGen”), the Company’s management and the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) concluded that its previously issued financial statements as of March 25, 2021, March 31, 2021 and June 30, 2021 and for the periods from January 11, 2021 (inception) through March 31, 2021, from January 11, 2021 (inception) through June 30, 2021, and the three months ended June 30, 2021 (the “Relevant Periods”), should no longer be relied upon because of certain errors relating to the classification between temporary equity and permanent equity of the Company’s Class A ordinary shares subject to possible redemption.

In accordance with the Securities and Exchange Commission and its staff’s guidance on redeemable equity instruments, ASC 480-10-S99, redemption provisions not solely within the control of the Company require ordinary shares subject to redemption to be classified outside of permanent equity. The Company had previously classified a portion of its Class A ordinary shares in permanent equity. The Company has determined that it is appropriate to restate its previously issued financial statements for the Relevant Periods to present all redeemable Class A ordinary shares as temporary equity and to recognize accretion from the initial book value to redemption value at the time of its initial public offering (including exercise of the over-allotment option). Considering such restatement, the previously issued financial statements for the Relevant Periods should no longer be relied upon. The Company will file its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, which will include the restated financial statements for the Relevant Periods.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with the Independent Accountants.

IMPORTANT LEGAL INFORMATION

Additional Information and Where to Find It

This document is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction between Vieco USA, Inc. (“Vieco USA”) and NextGen and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. In connection with the proposed transaction, NextGen filed a registration statement on Form S-4 with the SEC on September 16, 2021, as amended by Amendment No. 1 to the registration statement on Form S-4 with the SEC on October 29, 2021, which includes a document that serves as a prospectus and proxy statement of NextGen (the “proxy statement/prospectus”). The proxy statement/prospectus will be sent to all NextGen shareholders. NextGen also will file other documents regarding the proposed transaction with the SEC. This communication does not contain all the information that should be considered concerning the proposed transaction and is not intended to form the basis of any investment decision or any other decision in respect of the proposed transaction. Before making any voting or investment decision, investors and security holders of NextGen are urged to read the registration statement, the proxy statement/prospectus included therein and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders may obtain free copies of the registration statement, the proxy statement/prospectus included therein and all other relevant documents filed or that will be filed with the SEC by NextGen through the website maintained by the SEC at www.sec.gov.

The documents filed by NextGen with the SEC also may be obtained free of charge at NextGen’s website at https://www.nextgenacq.com/nextgen-ii.html or upon written request to 2255 Glades Road, Suite 324A, Boca Raton, Florida 33431.

Participants in Solicitation

NextGen and Vieco USA and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from NextGen’s shareholders in connection with the proposed transaction. A list of the names of the directors and executive officers of NextGen and information regarding their interests in the business combination is set forth in NextGen’s registration statement on Form S-1 (File No. 333-253848) filed with the SEC on March 25, 2021. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus. You may obtain a free copy of this document as described in the preceding paragraph.

Cautionary Statement Forward-Looking Statements

This document contains certain forward-looking statements within the meaning of the federal securities laws, including with respect to the filing of the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021 and the proposed transaction between Vieco USA and NextGen. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of NextGen’s securities, (ii) the risk that the transaction may not be completed by NextGen’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by NextGen, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Agreement and Plan of Merger (as it may be further amended, the “Merger Agreement”), dated August 22, 2021, among NextGen, Pulsar Merger Sub, Inc., and Vieco USA, by the shareholders of NextGen, the availability of the minimum amount of cash available in the trust account in which substantially all of the proceeds of NextGen’s initial public offering and private placements of its warrants have been deposited following redemptions by NextGen’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the inability to complete the PIPE investment in connection with the transaction, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vii) the effect of the announcement or pendency of the transaction on Vieco USA’s business relationships, operating results, and business generally, (viii) risks that the proposed transaction disrupts current plans and operations of Vieco USA and potential difficulties in Vieco USA employee retention as a result of the transaction, (ix) the outcome of any legal proceedings that may be instituted against Vieco USA or against NextGen related to the Merger Agreement or the proposed transaction, (x) the ability to maintain the listing of NextGen’s securities on a national securities exchange, (xi) the price of NextGen’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which NextGen plans to operate or Vieco USA operates, variations in operating performance across competitors, changes in laws and regulations affecting NextGen’s or Vieco USA’s business, Vieco USA’s inability to implement its business plan or meet or exceed its financial projections and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, (xiii) the ability of Vieco USA to implement its strategic initiatives and continue to innovate its existing products, (xiv) the ability of Vieco USA to defend its intellectual property, (xv) the ability of Vieco USA to satisfy regulatory requirements, (xvi) the impact of the COVID-19 pandemic on Vieco USA’s and the combined company’s business and (xvii) the risk of downturns in the commercial launch services, satellite and spacecraft industry. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of NextGen’s registration statement on Form S-1 (File No. 333-253848), the registration statement on Form S-4 discussed above, the proxy statement/prospectus included therein and other documents filed or that may be filed by NextGen from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Vieco USA and NextGen assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Vieco USA nor NextGen gives any assurance that either Vieco USA or NextGen, or the combined company, will achieve its expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NextGen Acquisition Corp. II

Date: November 19, 2021	By:	/s/ Patrick T. Ford
	Name:	Patrick T. Ford
	Title:	Chief Financial Officer

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